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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 24, 2000


                     INTEGRATED COMMUNICATION NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


            Nevada                        000-27967              33-0670130

(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)


27061 Aliso Creek Road, Suite 100, Aliso Viejo, California          92656

         (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (949) 349-1770


                                    No Change
         (Former name or former address, if changed since last report.)

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Item 4.  Changes in Registrant's Certifying Accountant

         On February 24, 2000, Integrated Communication Networks, Inc. (the "Company") selected Mendoza Berger Company, LLP to audit the consolidated financial statements of the Company and its significant subsidiary, phoneXchange, Inc., for the fiscal year ended December 31, 1999. The Company's financial statements for the fiscal year ended December 31, 1998 and 1997 were audited by Jack Olesk, CPA. The Company's financial statements for the six months ended June 30, 1999, were audited by Brad Hanes, CPA. phoneXchange's financial statements for the fiscal year ended December 31, 1998 were audited by Brad Haynes, CPA. In both cases, the decision to change auditors was approved by our Chief Financial Officer and the Audit Committee of the Board of Directors.

          Neither Mr. Olesk's reports nor Mr. Haynes' report contained any adverse opinion or disclaimer of opinion and neither was qualified or modified as to uncertainty, audit scope or accounting principles. The Company believes that there were no disagreements with either Mr. Olesk or Mr. Haynes on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Mr. Olesk or Mr. Haynes, respectively, would have caused him to make reference to the subject matter of the disagreements in connection with his report.

         The Company has provided each of Mr. Olesk and Mr. Haynes with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K, and has requested that they furnish the Company with a letter addressed to the Commission stating whether they agree with the statements made by the Company. Such letters are attached hereto as Exhibit 16. In addition, the Company has authorized Mr. Olesk and Mr. Haynes to respond fully to the inquiries of Mendoza Berger Company, LLP concerning the subject matter described in the foregoing paragraphs.

         During the two most recent fiscal years, and any subsequent interim period prior to February 24, 2000, the Company (or anyone on the Company's behalf) did not consult with Mendoza Berger Company, LLP in connection with any of the matters listed in Regulation S-K Item 304(a)(2).


Item 7.  Exhibits

Exhibit No.       Description

16 Letters to Mr. Olesk and Mr. Haynes re: change in certifying accountant


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTEGRATED COMMUNICATION NETWORKS, INC.


Date:    March 1, 2000                   /S/ Gary L. Killoran
                                         ---------------------------------------
                                         Gary L. Killoran
                                         Secretary, Treasurer, Chief Financial
                                           Officer and Director